Exhibit 99.1

Media Inquiries:                            Investor Inquiries:
Debbie Lewandowski                            Peter Schuman
630-245-2720                                669-242-8098
deblewan@avaya.com                         pschuman@avaya.com

Avaya Completes Acquisition of Spoken Communications
Avaya’s latest cloud investment provides customers with flexible solutions across public, private and hybrid cloud models

Santa Clara, Calif. – March 12, 2018 – Avaya Holdings Corp. (NYSE: AVYA) today announced that it has closed its acquisition of Spoken Communications (“Spoken”), a leading innovator in Contact Center as a Service (CCaaS) solutions and customer experience management applications built on conversational artificial intelligence. The Spoken platform accelerates Avaya’s growth in cloud-based solutions and provides a reliable and highly scalable cloud platform for customers of all sizes. Customers around the world can confidently move to the benefits of cloud at their pace and in the way that best meets their needs, building upon the robust functionality of their existing solutions.

Continuing to invest in innovation for the future, Spoken brings a transformative platform with many built-in features that today require third-party tools. This greatly simplified model will make it easier for customers and partners to do business with Avaya. With over 170 patents and patent applications, Spoken’s intellectual property will supercharge Avaya’s move into Big Data, Machine Learning and AI, as well.

Spoken’s cloud-native, multitenant architecture is already fully integrated with Avaya customer experience technologies, providing a robust cloud architecture for Avaya’s omnichannel offerings. And because Avaya and Spoken have been working in a co-development partnership for more than a year, several flexible cloud solutions are market-ready today. Customers will also benefit from

Spoken’s specialized agent quality software applications and services, and Spoken’s IntelligentWire contact center automation solutions. IntelligentWire uses AI and deep learning technologies on live voice conversations to reduce after-call work, drive more intelligent responses and gain deeper insight into customer sentiment and experience.

“This acquisition is the latest example of how Avaya is now moving at cloud speed and investing for the future to provide our customers and partners with the innovative cloud solutions they need. We welcome the members of the Spoken team to the Avaya family, and look forward to building great success together,” said Jim Chirico, President and CEO of Avaya.

About Avaya
Avaya is a global leader in digital communications software, services and devices for businesses of all sizes. Our open, intelligent and customizable solutions for contact centers and unified communications offer the flexibility of Cloud, on-premises and hybrid deployments. Avaya shapes intelligent connections and creates seamless communication experiences for our customers, and their customers. Our professional planning, support and management services teams help optimize solutions, for highly reliable and efficient deployments. Avaya Holdings Corp. is traded on the NYSE under the ticker AVYA. For more information, please visit www.avaya.com

Cautionary Note Regarding Forward-Looking Statements
This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, the delivery of a cloud platform, the availability of features such as agent quality software applications and Intelligent Wire services, and the Company’s move to Big Data, Machine Learning and AI. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. The factors are discussed in the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission, may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Source: Avaya Newsroom

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